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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2004

                              CARDINAL HEALTH, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                      OHIO
                 (State or Other Jurisdiction of Incorporation)

            1-11373                                 31-0958666
    (Commission File Number)            (IRS Employer Identification Number)

                     7000 CARDINAL PLACE, DUBLIN, OHIO 43017
          (Address of Principal Executive Offices, Including Zip Code)

                                 (614) 757-5000
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
          BENEFITS PLANS

         On September 28, 2004, pursuant to Regulation BTR, Cardinal Health, Inc. (the "Company") filed a Form 8-K under Item 5.04 announcing that a temporary suspension of trading in Company stock under certain of the Company's employee benefit plans (also known as a "blackout period") had begun on September 27, 2004 and was expected to continue until such time as the Company had filed its Form 10-K. On October 26, 2004, the Company filed its Form 10-K, and has determined that the blackout period ended effective upon such filing on October 26, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Cardinal Health, Inc.
                                           (Registrant)

Date:  October 29, 2004                    By:  /s/ Paul S. Williams
                                               ---------------------
                                               Name:  Paul S. Williams
                                               Title: Executive Vice President,
                                                      Chief Legal Officer
                                                      and Secretary



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